LEGG MASON VALUE TRUST, INC.
                    LEGG MASON SPECIAL INVESTMENT TRUST, INC.
                        LEGG MASON INVESTORS TRUST, INC.
                   Legg Mason American Leading Companies Trust
                Legg Mason U.S. Small-Capitalization Value Trust

                       Supplement to the Prospectus dated
                                 August 1, 2007

The first paragraph in the section "Investment Objectives and Policies" subsection "Legg Mason U.S. Small-Capitalization Value Trust - Principal Investment Strategies" on pages 5 and 6 of the Prospectus is replaced in its entirety with the following:

The fund invests at least 80% of its net assets in equity securities of domestic small-capitalization value companies. The adviser regards small-capitalization companies as those whose market capitalizations at the time of investment range between $50 million and the largest capitalization stock of either the Russell 2000 Small Cap Index or the S&P 600 Small Cap Index (currently approximately $5 billion). The adviser considers value companies to be those in the lowest quartile of price/earnings or price-to-book valuation.



The fifth and sixth paragraphs in the section "Investment Objectives and Policies" subsection "Legg Mason U.S. Small-Capitalization Value Trust - Principal Investment Strategies" on page 6 of the Prospectus are replaced in their entirety with the following:

The adviser typically sells securities of companies when the adviser believes they are no longer small-capitalization value companies or if their fundamentals deteriorate, but may retain securities of companies that no longer meet the Fund's initial purchase criteria.

For temporary defensive purposes, or when cash is temporarily available, the fund may invest in repurchase agreements and money market instruments. If the fund invests substantially in such instruments, it may not be pursuing its principal investment strategies and may not achieve its investment objective.

This supplement should be retained with your Prospectus for future reference.

                   This supplement is dated February 15, 2008.




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